SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2010

OPTIONABLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51837	52-2219407
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

(Address of principle executive offices)

(914) 773-1100
(Registrant’s telephone number, including area code)

1230 Avenue of the Americas, 7th floor, New York, NY, 10020
(Former name or former address, if changed since last report)

Copies to:
Charles F. McCormick, Esq.
McCormick & O’Brien, LLP
9 East 40th Street, 4th Floor
New York, New York 10016
Phone: (212) 286-4471
Fax: (212) 504-9574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Optionable, Inc. (the “Company”) has scheduled its annual meeting (the “Annual Meeting”) of shareholders for August 23, 2010 at 11:00 a.m. (EDT) at 9 East 40th Street, 4th Floor, New York, New York.

The record date shall be July 7, 2010.

A shareholder who wishes to submit a proposal to be included in the Company’s proxy statement and proxy for this Annual Meeting must give the Company notice and the Company must receive such notice no later than the close of business on July 6, 2010.

Any shareholder proposal that is intended to be presented at this Annual Meeting, but is not intended to be included in the Company’s proxy statement and proxy, will be considered to be “untimely” if the Company receives it after the close of business on July 6, 2010. Such untimely proposal may be excluded from consideration at the Annual Meeting.

Please send any proposal, notices or other communications to the Company Interim Chief Executive Officer at the following address: osullius@yahoo.com

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPTIONABLE, INC.

Date: June 25, 2010	By:	/s/ Brad P. O’Sullivan
Brad P. O’Sullivan Interim Chief Executive Officer